MANAGERS TRUST II

Managers AMG Chicago Equity Partners Balanced Fund

Supplement dated July 1, 2012 to the Prospectus dated May 1, 2012

The following information supplements and supersedes any information to the contrary relating to Managers AMG Chicago Equity Partners Balanced Fund (the “Fund”), a series of Managers Trust II (the “Trust”), contained in the Fund’s prospectus dated May 1, 2012 (the “Prospectus”).

At a meeting held on June 21-22, 2012, the Trust’s Board of Trustees approved a new contractual expense limitation with respect to the Fund described in further detail below and in the footnotes to the Fund’s expense table. Effective July 1, 2012, Managers Investment Group LLC has contractually agreed until at least May 1, 2014, to limit the Fund’s total annual operating expenses (exclusive of taxes interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Institutional Class , Class A, and Class C shares, to 0.84% 1.09% and 0.89% of average daily net assets, respectively. Immediately prior to July 1, 2012, the Fund had a contractual expense limitation of 1.00%. 1.25%, and 2.00%, of such classes respectively.

Effective July 1, 2012, the “Annual Fund Operating Expenses” table under the section titled “Fees and Expenses of the Fund” and the section titled “Expense Example” on page 8 of the Prospectus are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class
Management Fee	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.75%	0.75%	0.75%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.71%	2.46%	1.46%
Fee Waiver and Expenses Reimbursements[3]	(0.61)%	(0.61)%	(0.61)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.10%	1.85%	0.85%

[1]

For purchases of Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares not subject to an initial sales charge within the first 18 months of purchase.

[2]

The Total Annual fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

[3]

Managers Investment Group LLC (The “Investment Manager” has contractually agreed, through at least May 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses. After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions, and other transactions costs acquired fun fees and expenses, and extraordinary expenses) to 10.09%, 1.84%, and 0.85% of the average daily net assets of the Class A, Class C, and Institutional Class shares, respectively, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of waiver, reimbursement, or payment pursuant to the fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and all the Fund’s operating expense limitation through May 1, 2014. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$690	$1,036	$1,405	$2,438
Class C	$298	$718	$1,265	$2,758
Institutional Class	$97	$412	$749	$1,703

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$198	$718	$1,265	$2,758

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCES